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                                                        Conformed
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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

                Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 24, 1998
                                                  ---------------

                       CYTOGEN CORPORATION
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     (Exact name of registrant as specified in its charter)


    Delaware                 333-02015                    22-2322400
---------------             -----------                 -------------
(State or other             (Commission                 (IRS Employer
jurisdiction of               File No.)              Identification No.)
Incorporation or
 Organization)


600 College Road East, CN 5308, Princeton, New Jersey        08540-5308
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    (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code: (609) 987-8200
                                                    ---------------

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Item 5.  Other Events.
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     On August 24, 1998, CYTOGEN Corporation issued the attached press release.

Item 7.  Exhibits.
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99.1 Press release issued by CYTOGEN Corporation on August 24, 1998








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                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   CYTOGEN CORPORATION



                              By   /s/ Donald F. Crane, Jr.
                                   ----------------------------
                                    Name:  Donald F. Crane, Jr.
                                    Title: Vice President General Counsel and
                                           Corporate Secretary

Date: August 24, 1998









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                              EXHIBIT INDEX


Number                         Description                            Page

 99.1       Press Release issued by CYTOGEN Corporation on
            August 24, 1998                                             5







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